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EXHIBIT 10.5


                  DEPARTMENT OF CONSUMER AND BUSINESS SERVICES
                  DIVISION OF FINANCE AND CORPORATE SECURITIES
                               SECURITIES SECTION
                           BEFORE THE DIRECTOR OF THE
                  DEPARTMENT OF CONSUMER AND BUSINESS SERVICES
                                 STATE OF OREGON


IN THE MATTER OF:                        )           A-00-0026
                                         )
HIGH TECH TRAVEL SERVICES                )  ORDER TO CEASE AND DESIST;
CORPORATION, BENJAMIN R.                 )      ORDER ASSESSING CIVIL
CALLARI,DONALD R.MYATT,JR.,              )          PENALTY AND
AND DENNIS L. WEATHERS                   )    CONSENT TO ENTRY OF ORDER
                                         )
            RESPONDENTS.

         WHEREAS the Director of the Department of Consumer and Business Services ("Director") has conducted an investigation of High Tech Travel Services Corporation ("High Tech"), and has determined that High Tech, Benjamin
R. Callari, Donald R. Myatt Jr. and Dennis L. Weathers, (collectively, "Respondents")have transacted securities business in violation of the Oregon Securities laws; and

         WHEREAS, respondents wish to resolve and settle this matter by entry into this Consent Order;

         NOW THEREFORE, as evidenced by the authorized signatures subscribed on this Order, and acknowledging the following facts are true and correct, Respondents hereby CONSENT to entry of this Consent Order to Cease and Desist, Order Assessing Civil Penalty, and Consent to Entry of Order ("Order"), based upon the Director's findings of fact and conclusions of law as stated hereinafter.
                                FINDINGS OF FACT
The Director FINDS that:

         1. High Tech is an entity with a principal place of business at 38 Second Avenue, Atlantic Highlands, NJ 07716. High Tech currently has no other corporate offices or other commercial business addresses.

         2.  High Tech is a Delaware Corporation.

         3. High Tech is not licensed with the Division of Finance and Corporate Securities ("DFCS") as a salesperson, broker-dealer or investment advisory firm. High Tech has not registered its stock or other offering with DFCS, nor has it made a notice filing pursuant to ORS 59.055(3).



ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                 PAGE  1
HIGH TECH TRAVEL SERVICES CORPORATION

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         4. High Tech is engaged in the software business, developing software for use in making travel arrangements and reservations. At all times material to this Order, the software development was not completed.

         5. Through its promoters, High Tech offered interests in the company to investors in the form of stock. In connection with the offering High Tech provided a Private Placement Memorandum to prospective investors. High Tech's offering was purported to be exempt from registration pursuant to Regulation D under the federal securities laws. A Regulation D filing was not completed with the United States Securities and Exchange Commission ("SEC"), and a Regulation D-type registration was not filed with the State of Oregon.

         6. Investments in High Tech were promoted in Oregon by Benjamin R. Callari ("Callari"), whose address is 38 Second Avenue, Atlantic Highlands, New Jersey 07716, who attended meetings in Oregon and made presentations at those meetings; by Dennis L. Weathers whose address us 1058 Mason Street, Myrtle Creek, OR 97457; by Donald R. Myatt, Jr., whose address is 5891 Garden Valley Rd., Roseburg OR 97470; all of whom made materials relative to High Tech available to investors, made investors aware of meetings they could attend to purchase stock, received subscription agreements and investments in High Tech stock, and otherwise communicated information about investing in High Tech to prospective investors. None of these individuals was ever licensed as a salesperson, broker-dealer, or investment advisor with DFCS.

         7. Sales of stock or other interests in High Tech were made to over 100 Oregonians, as well as investors in other states. Their investments totaled over $1.6 million.

         8. Respondents made several different stock offerings. In each offering, Respondents used Private Placement Memoranda that were the same in all material respects except for the availability of a repurchase provision and the offering price, where the offering price of the shares increased in five or ten cent increments at each new release. Shares were first offered at 50 cents per share in November 1999, and in February 2000 were being offered at 75 cents per share. Callari and the other promoters incorrectly believed the offerings were in compliance with the securities laws.


ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                 PAGE  2
HIGH TECH TRAVEL SERVICES CORPORATION


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         9. Neither Callari nor the other promoters told investors that successive offerings were being made in five or ten cent increments and that this pattern was not in accordance with the securities laws, and that the salespersons were not licensed with DFCS. Callari and the other promoters did not know that the successive offerings failed to comply with the securities laws or that the persons selling the securities needed to be licensed.

         10. High Tech paid fees and/or commissions to those introducing investors and/or selling shares in the company.

         11. Most High Tech investors from Oregon were not accredited investors under Oregon Securities law.

                               CONCLUSIONS OF LAW

The Director CONCLUDES that:

         1. The interests in High Tech are securities under Oregon law.

         2. High Tech, Benjamin Callari, Dennis Weathers and Donald Myatt sold unregistered securities, in the form of stock, in violation of ORS 59.055.

         3. High Tech, Benjamin Callari, Dennis Weathers and Donald Myatt engaged in sales of securities without a license in violation of ORS 59.165.

         4. In connection with investments in High Tech, Respondents omitted to state material information necessary to make statements made not misleading, in violation of ORS 59.135(2).
                                      ORDER

         The Director, pursuant to ORS 59.245 hereby ORDERS that respondent High Tech Travel Services Corporation and any successor business or corporation, Benjamin Callari, Dennis Weathers and Donald Myatt shall CEASE AND DESIST from:

         1. Transacting securities business in the State of Oregon in violation of 59.055, 59.165 or 59.135;

         2. Violating any provision of the Oregon Securities Law, including ORS Chapter 59 and OAR Chapter 441;



ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 3
HIGH TECH TRAVEL SERVICES CORPORATION


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         The Director, pursuant to ORS 59.245 hereby ORDERS that respondent High
Tech Travel Services Corporation and any successor business or corporation, Benjamin Callari, Dennis Weathers and Donald Myatt may use the exemptions authorized by ORS 59.025, ORS 59.035, and all related administrative rules, only if they notify the Director of their intention to use any such exemption at least 15 days prior to the proposed offer or sale of securities. Such notice to the Director must specify the exemption they wish to rely upon, must describe the proposed offer and sale of securities, and provide an opinion of counsel, from an attorney licensed with the Oregon State Bar, holding that the exemption is applicable under the circumstances. If the Director does not deny them the use of the specified exemption within such 15-day period, they may offer and sell the securities in the manner described in the notice to the Director.

         This Order shall not serve to trigger the disqualification provisions of OAR 441-065-0130. Waiver of the disqualification provisions shall not limit or affect the Director's merit review of any registration statement filed by High Tech Travel Services Corporation.

         The Director, pursuant to ORS 59.245, and other applicable authority, FURTHER ORDERS and Respondents High Tech and Callari agree to the following additional conditions:

         1. Respondents agree to either complete a full refund or make a rescission offer to all investors in High Tech who have purchased unregistered securities from High Tech in the United States, exclusive of shares purchased by Benjamin Callari, Donald Myatt and Dennis Weathers (with respect to $5,200 of shares he purchased after he became a High Tech director) and exclusive of investors who have already received a complete refund of their High Tech investment (collectively, the "Investors"). High Tech further agrees to apply for registration of the rescission offer as required by ORS 59.055. The refund or rescission offer shall be accomplished as follows:

         (a) within ten calendar days of execution of this document, Respondents agree to provide to DFCS a complete list of all investors including their names, addresses, telephone numbers, dates of investment, total shares purchased and total investment in High Tech.

         (b) Respondents have deposited funds in an escrow account sufficient to:

             (1)complete refunds to all Investors, or

             (2) to repay in full Investors who accept the rescission offer; and

             (3) $25,000 to compensate any Investors yet unknown to DFCS.


ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 4
HIGH TECH TRAVEL SERVICES CORPORATION

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         (c) Respondents will establish a 35-calendar-day period during which time Investors must accept or reject the rescission offer (which 35-day period will commence on the date the notices of rescission are mailed to Investors). Acceptance will be considered timely if post-marked within the 35-day period. Acceptance notices must be mailed to Carol Dey Hibbs, Tonkon Torp LLP, 888 SW 5th Ave., 16th Floor, Portland, OR 97204. At the close of that 35-day period, Respondents will compile instructions for disbursement to Investors accepting the rescission offer. These instructions and supporting documents are to be submitted to DFCS within five business days after the close of the rescission offer. DFCS will review and the Director will approve or deny the instructions within five business days after receipt of the instructions and supporting documents. Respondents will have two business days after any denial by the Director to resubmit the request for disbursement, and the Director will then have two business days to review and approve or deny the amended request. The Director and the Respondents will then instruct the escrow agent to disburse the funds to all Investors accepting the rescission offer, and will require the escrow agent to provide DFCS with satisfactory proof of disbursement and mailing.

         (d) Respondents agree to include a cover letter with the rescission offer and with any refund initiated by High Tech explaining the reasons for the rescission offer or company- initiated refund, and containing language substantially as specified in Attachment A.

         (e) High Tech agrees that it will bear all costs of the escrow agent, disbursement, postage and mailing.

         (f) Respondents agree to diligently proceed with a rescission offer. To evidence its diligence, High Tech will use its best efforts to complete the following steps within the specified time periods:

         (1) High Tech's independent accountants will use their best efforts to complete an audit of High Tech's financial statements from inception through December 31, 1999, and to complete a review of High Tech's unaudited financial statements for the quarter ended March 31, 2000, within 30 calendar days after this document is executed.

         (2) Within 90 calendar days after this document is executed, High Tech will use its best efforts to prepare and file a registration statement on Form SB-2 with the SEC, and the Director and in any other states deemed appropriate by High Tech to register the rescission offer and to register such additional High Tech securities for sale as High Tech deems appropriate.


ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 5
HIGH TECH TRAVEL SERVICES CORPORATION

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         (3) High Tech will use its best efforts to respond to comments from the
SEC and the states in which the registration statement is filed within three weeks after High Tech receives such comments.

         (4) If, after High Tech responds to the initial comments from the SEC and states, High Tech receives any additional comments from the SEC or the states, High Tech will use its best efforts to respond within three weeks after receipt of the additional comments.

         (5) High Tech will cause the registration statement to become effective as soon as practicable after it has responded to all comments from the SEC and states.

         (6) High Tech will mail rescission offers to Investors as soon as practicable after the registration statement has been declared effective by the SEC and the applicable states.

         (7) It High Tech is unable to have its registration statement declared effective in any state or if High Tech determines not to pursue registration in a state, High Tech will refund in full all investments made by Investors residing in that state.

         (8) High Tech will leave the rescission offer open for 35 days after the offer is mailed to Investors.

         (g) If the rescission offer has not been completed within eight months of the date this document is signed, or such longer period as the Director may permit, High Tech will refund to all the Investors their investments in High Tech.

         (h) Within 30 calendar days from the date the rescission offer or the refund is completed, High Tech shall file a report with the Director identifying investors repaid, amount repaid, and date of repayment.

         The Director, pursuant to ORS 59.995 HEREBY ORDERS respondent High Tech to pay a CIVIL PENALTY in the amount of $20,000 for violations of the securities laws, and to make a $5,000 contribution to The Oregon Investor Information Program. High Tech agrees to pay to DFCS $2,500 when this document is signed, and agrees to pay to DFCS an additional $2,500 within 30 days after the signing of this document, and agrees to pay to DFCS an additional $5,000 every 30 days thereafter until the penalties and contribution are paid in full. The first $5,000 shall be deemed the contribution to the Oregon Investor Information Program.



ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 6
HIGH TECH TRAVEL SERVICES CORPORATION

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         The entry of this Order in no way limits further remedies which may be available to the Director under Oregon law.

              Dated this 13th day of September, 2000 at Salem, Oregon.


                                                   /s/ David Tatman for
                                                   ----------------------------
                                                   MARY C. NEIDIG, DIRECTOR
                                                   DEPARTMENT OF CONSUMER AND
                                BUSINESS SERVICES
APPROVED AS TO FORM:

/s/ Carol Dey Hibbs                                Dated: September 5, 2000
-------------------------------------                     ----------------------
Carol Dey Hibbs
Attorney for Respondents
High Tech Travel Services Corporation


                       CORPORATE CONSENT TO ENTRY OF ORDER
                      FOR BENJAMIN R. CALLARI ON BEHALF OF
                      HIGH TECH TRAVEL SERVICES CORPORATION

         I, Benjamin R. Callari, state that I am an officer of High Tech Travel Services Corporation, and I am authorized to act on behalf of this entity; that I have read the foregoing Order and that I know and fully understand the contents hereof; that I and this entity have been advised of the right to a hearing and of the right to be represented by counsel in this matter; that the facts alleged are true and correct; that High Tech Travel Services Corporation voluntarily and without any force or duress, consents to the entry of this Order, expressly waiving any right to a hearing in this matter; that High Tech Travel Services Corporation understands that the Director reserves the right to take further actions to enforce this Order or to take appropriate action upon discovery of other violations of the Oregon Securities Law; and that High Tech Travel Services Corporation will fully comply with the terms and conditions stated herein.


ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 7
HIGH TECH TRAVEL SERVICES CORPORATION

         High Tech Travel Services Corp4oration further assures the Director that neither High Tech Travel Services Corporation, nor its officers, directors, employees or agents will effect securities transactions or provide investment advice in Oregon unless such activities are in full compliance with Chapter 59 of the Oregon Revised Statutes.

           High Tech Travel Services Corporation understands that this
  /
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  ///
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Consent Order is a public document.

         Dated this 17th day of August, 2000.

                                           HIGH TECH TRAVEL SERVICES CORPORATION


                           By /s/ Benjamin R. Callari
                                              ----------------------------------
                                              Benjamin R. Callari, President


ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 8
HIGH TECH TRAVEL SERVICES CORPORATION



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STATE              OF New Jersey) )ss.
County of Middlesex)


There appeared before me this 17th day of August, 2000, Benjamin R. Callari, who was first duly sworn on oath, and stated that he was and is President High Tech Travel Services Corporation and that as President he is authorized and empowered to sign this Consent to Entry of Order on behalf of High Tech Travel Services Corporation and to bind High Tech Travel Services Corporation to the terms hereof.

                                        /s/ Jean R. Lambdin
      [Jean R. Lambdin                  ------------------------------------
      notary stamp here]                Print Name: Jean R. Lambdin
                                        Notary Public for:
                       My Commission Expires: ____________

                      INDIVIDUAL CONSENT TO ENTRY OF ORDER
                      FOR BENJAMIN R. CALLARI, INDIVIDUALLY

         I, Benjamin R. Callari, state that I have read the foregoing Order and that I know and fully understand the contents hereof; that I have been advised of the right to a hearing and of the right to be represented by counsel in this matter; that I voluntarily and without any force or duress, consent to the entry of this Order, expressly waiving any right to a hearing in this matter; that I understand that the Director reserves the right to take further actions to enforce the Order or to take appropriate action upon discovery of other violations of the Oregon Securities Law; and that I will fully comply with the terms and conditions stated herein.

         I further assure the Director that I or any agent on my behalf will not effect securities transactions in Oregon unless such activities are in full compliance with Chapter 59 of the Oregon Revised Statutes.

         I understand that this Order is a public document. Dated this 17th day of August, 2000.

                                                   By /s/ Benjamin R. Callari
                                                     ---------------------------
                                                         Benjamin R. Callari



ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                  PAGE 9
HIGH TECH TRAVEL SERVICES CORPORATION


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STATE               OF New Jersey ) )ss.
County of Middlesex )

         The foregoing instrument was acknowledged before me this 17th day of August, 2000, by Benjamin R. Callari.


                                        /s/ Jean R. Lambdin
                                        ---------------------------------
        [Jean R. Lambdin                Print Name: Jean R. Lambdin
        notary stamp here]              Notary Public for:
                                        My Commission Expires:

///
                      INDIVIDUAL CONSENT TO ENTRY OF ORDER
                       FOR DONALD MYATT, JR., INDIVIDUALLY

         I, Donald R. Myatt, Jr. state that I have read the foregoing Order and that I know and fully understand the contents hereof; that I have been advised of the right to a hearing and of the right to be represented by counsel in this matter; that I voluntarily and without any force or duress, consent to the entry of this Order, expressly waiving any right to a hearing in this matter; that I understand that the Director reserves the right to take further actions to enforce the Order or to take appropriate action upon discovery of other violations of the Oregon Securities Law; and that I will fully comply with the terms and conditions stated herein.

         I further assure the Director that I or any agent on my behalf will not effect securities transactions in Oregon unless such activities are in full compliance with Chapter 59 of the

///
///
///
///
///
///
Oregon Revised Statutes.

         I understand that this Order is a public document. Dated this 22 day of August, 2000.

                                                 By /s/ Donald R. Myatt, Jr.
                                                    ----------------------------
                                                       Donald R. Myatt, Jr.

STATE             OF Oregon ) )ss.
County of Douglas )

         The foregoing instrument was acknowledged before me this 22 day of August, 2000, by Donald R. Myatt, Jr.


                              /s/ W. Sue Middleton
          [W. Sue Middleton                  ---------------------------------
          notary stamp here]                 Print Name: W. Sue Middleton
                                             Notary Public for: State of Oregon
                         My Commission Expires: 10-7-03



ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER     PAGE  10
HIGH TECH TRAVEL SERVICES CORPORATION



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                      INDIVIDUAL CONSENT TO ENTRY OF ORDER
                      FOR DENNIS L. WEATHERS, INDIVIDUALLY

         I, Dennis L. Weathers, state that I have read the foregoing Order and that I know and fully understand the contents hereof; that I have been advised of the right to a hearing and of the right to be represented by counsel in this matter; that I voluntarily and without any force or duress, consent to the entry of this Order, expressly waiving any right to a hearing in this matter; that I understand that the Director reserves the right to take further actions to enforce the Order or to take appropriate action upon discovery of other violations of the Oregon Securities Law; and that I will fully comply with the terms and conditions stated herein.

         I further assure the Director that I or any agent on my behalf will not effect securities transactions in Oregon unless such activities are in full compliance with Chapter 59 of the Oregon Revised Statutes.

         I understand that this Order is a public document. Dated this 6th day of September, 2000.


                                                    By /s/ Dennis L. Weathers
                                                      --------------------------
                                                          Dennis L. Weathers

STATE             OF Oregon ) )ss.
County of Douglas )

         The foregoing instrument was acknowledged before me this 6 day of September, 2000, by Dennis L. Weathers.


                             /s/ Carolyn G. Bennett
                                             -----------------------------
                                             Print Name: Carolyn G. Bennett
                                             Notary Public for:
                                             My Commission Expires: 2-3-2002
///
///
///                                          [Carolyn G. Bennett
///                                          notary stamp here]
///

ORDER TO CEASE AND DESIST WITH CONSENT TO ENTRY OF ORDER                 PAGE 11
HIGH TECH TRAVEL SERVICES CORPORATION